EXHIBIT 23




                               ARTHUR ANDERSEN LLP






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 11, 1999, which is included in this Form 10-K for the year ended December 31, 1998, into United Capital Corp.'s previously filed Registration Statements, File Numbers 33-28045, 33-65140, 333-28395 and 333-57873.




                                                          ARTHUR ANDERSEN LLP



Roseland, New Jersey
March 5, 1999